Exhibit 10.6

SIXTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS

BY AND BETWEEN

THE SELLER PARTIES IDENTIFIED HEREIN
(“Seller”)
and
THE BUYER PARTIES IDENTIFIED HEREIN
(“Buyer”)

Dated effective as of June 30, 2008

SIXTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
     THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Amendment”) is made effective as of June 30, 2008 (the “Effective Date”), by and between HCP, INC. (formerly known as Health Care Property Investors, Inc.), a Maryland corporation (“HCP”), FAEC HOLDINGS (BC), LLC, a Delaware limited liability company (“FAEC”), HCPI TRUST, a Maryland real estate trust (“HCPIT”), HCP DAS PETERSBURG VA, LP, a Delaware limited partnership (“HCPDAS”), TEXAS HCP HOLDING, L.P., a Delaware limited partnership (“THH”), FAYETTEVILLE HEALTH ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (“Fayetteville LP”), and HCP CLEVELAND-WEBSTER TX 2008, LLC, a Delaware limited liability company (“HCP Cleveland-Webster”, and together with HCP, FAEC, HCPIT, HCPDAS, THH and Fayetteville LP collectively, the “Seller”), and MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, MPT OF CHERAW, LLC, a Delaware limited liability company, MPT OF IDAHO FALLS, LLC, a Delaware limited liability company, MPT OF BENNETTSVILLE, LLC, a Delaware limited liability company, MPT OF CLEVELAND, TEXAS, L.P, a Delaware limited partnership, MPT OF WEBSTER, L.P., a Delaware limited partnership, MPT OF TUCSON, LLC, a Delaware limited liability company, MPT OF BOSSIER CITY, LLC, a Delaware limited liability company, MPT OF WICHITA, LLC, a Delaware limited liability company, MPT OF BRISTOL, LLC, a Delaware limited liability company, MPT OF ENFIELD, LLC, a Delaware limited liability company, MPT OF NEWINGTON, LLC, a Delaware limited liability company, MPT OF PROVIDENCE, LLC, a Delaware limited liability company, MPT OF WARWICK, LLC, a Delaware limited liability company, MPT OF SPRINGFIELD, LLC, a Delaware limited liability company d/b/a MPW-MPT of Springfield, MPT OF FT. LAUDERDALE, LLC, a Delaware limited liability company, MPT OF POPLAR BLUFF, LLC, a Delaware limited liability company, MPT OF WEST VALLEY CITY, LLC, a Delaware limited liability company, MPT OF MORGANTOWN, LLC, a Delaware limited liability company, and MPT OF PETERSBURG, LLC, a Delaware limited liability company (collectively, the “Buyer”).
RECITALS
     A. Buyer and Seller entered into that certain Purchase and Sale and Escrow Instructions dated as of March 13, 2008, as amended by that certain First Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of March 28, 2008, that certain Second Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of April 1, 2008, that certain Third Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of April 22, 2008, that certain Fourth Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of May 14, 2008, and that certain Fifth Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of June 18, 2008 (as amended and assigned, the “Purchase Agreement”), for the purchase and sale of certain properties more particularly described therein. All capitalized terms used but not defined in this Amendment shall have the same meanings as set forth in the Purchase Agreement.

     B. Buyer and Seller wish to amend the Purchase Agreement as set forth below.
AGREEMENT
          NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree that the Purchase Agreement is amended as follows:
     1. Section 4.1(c). The parties agree that the date “May 15, 2008” contained in Section 4.1(c) of the Purchase Agreement shall, in each instance, be replaced with the date “July 15, 2008.”
     2. Post-Closing True-Up Date. The date for the post-Closing true-up contemplated by Section 4.5(b)(i) of the Purchase Agreement for all Properties other than the Properties located in Arkansas and Virginia shall be August 15, 2008. The date for the post-Closing true-up contemplated by Section 4.5(b)(i) of the Purchase Agreement for the Properties located in Arkansas and Petersburg shall be ninety (90) days after the respective Closing for each of the properties located in Arkansas and Virginia.
     3. Section 4.5(c). Pursuant to Section 4.5(c) of the Purchase Agreement, in the event of overpayment to Seller of Additional Rents by the tenants of all Properties other than those located in Arkansas and Virginia, Seller shall promptly, but in no event later than August 15, 2008, pay to Buyer the amount of such overpayment and Buyer, as the landlord under the particular Leases, shall pay and credit to each applicable tenant the amount of such overpayment. In the event of overpayment to Seller of Additional Rents by the tenants of the Properties located in Arkansas and Virginia, Seller shall promptly, but in no event later than fifteen (15) days after receipt of the Reconciliation for such Properties, pay to Buyer the amount of such overpayment and Buyer, as the landlord under the particular Leases, shall pay or credit to each applicable tenant the amount of such overpayment.
     4. Legal Descriptions. The parties agree that Exhibit A-l to the Purchase Agreement is hereby replaced in its entirety by Exhibit A attached hereto.
     5. Description of Ground Leases. The parties agree that Exhibit A-3 to the Purchase Agreement is hereby replaced in its entirety by Exhibit B attached hereto.
     6. List of Leases. The parties agree that Schedule 1.1 (d) to the Purchase Agreement is hereby replaced in its entirety by Exhibit C attached hereto.
     7. Continuity of Purchase Agreement. Except as amended by this Amendment, the Purchase Agreement remains in full force and effect and is hereby ratified and confirmed.
     8. Counterparts. This Amendment may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

2

     9. Electronically Transmitted Signatures. Telecopied signatures or signatures sent by electronic mail may be used in place of original signatures on this Amendment. Seller and Buyer intend to be bound by the signatures on the telecopied or electronically mailed document, are aware that the other party will rely on the telecopied or electronically mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature. Following any facsimile or electronic mail transmittal, the party shall promptly deliver the original instrument by reputable overnight courier in accordance with the notice provisions of the Purchase Agreement.
     10. Severability. If any provision of this Amendment is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Amendment shall nonetheless remain in full force and effect.
     11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to any principle or rule of law that would require the application of the law of any other jurisdiction.
[Signature Pages Follow]

3

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Effective Date.

SELLER:

HCP, INC., a Maryland corporation

By:	/s/ Paul Gallagher

Name:	Paul Gallagher
Its:	Executive Vice President

FAEC HOLDINGS (BC), LLC, a Delaware limited liability company

By:	HCP, INC., a Maryland corporation its Sole Member

	By:	/s/ Paul Gallagher

	Name:	Paul Gallagher
	Its:	Executive Vice President

HCP DAS PETERSBURG VA, LP, a Delaware limited partnership

By:	HCP DAS PETERSBURG VA GP, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ Paul Gallagher

	Name:	Paul Gallagher
	Its:	Executive Vice President

TEXAS HCP HOLDING, L.P., a Delaware limited partnership

By:	TEXAS HCP G.P., INC., a Delaware corporation, its General Partner

	By:	/s/ Paul Gallagher

	Name:	Paul Gallagher
	Its:	Executive Vice President
Signature Page

HCPI TRUST a Maryland real estate trust

By:	/s/ Paul Gallagher

Name:	Paul Gallagher
Its:	Executive Vice President

HCP CLEVELAND-WEBSTER TX 2008, LLC, a Delaware limited liability company

By:	TEXAS HCP HOLDING, L.P., a Delaware limited partnership, its Sole Member

By:	TEXAS HCP G.P., INC., a Delaware corporation, its General Partner

	By:	/s/ Paul Gallagher

	Name:	Paul Gallagher
	Its:	Executive Vice President

FAYETTEVILLE HEALTH ASSOCIATES LIMITED PARTNERSHIP a Delaware limited partnership

By:	HCP INC., a Maryland corporation, its sole general partner

	By:	/s/ Paul Gallagher

	Name:	Paul Gallagher
	Its:	Executive Vice President
Signature Page

BUYER:

MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership,

By:	/s/ Emmett E. McLean

Name:	Emmett E. McLean
Its:	Executive Vice President and COO

MPT OF BENNETTSVILLE, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF CHERAW, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO
Signature Page

MPT OF CLEVELAND, TEXAS, L.P. a Delaware limited partnership

By:	MPT OF CLEVELAND, TEXAS, LLC, a Delaware limited liability company, its General Partner

	By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

		By:	/s/ Emmett E. McLean

		Name:	Emmett E. McLean
		Its:	Executive Vice President and COO

MPT OF BOSSIER CITY, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF TUCSON, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO
Signature Page

MPT OF WEBSTER, L.P. a Delaware limited partnership

By:	MPT OF WEBSTER, LLC, a Delaware limited liability company, its General Partner

	By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

		By:	/s/ Emmett E. McLean

		Name:	Emmett E. McLean
		Its:	Executive Vice President and COO

MPT OF IDAHO FALLS, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF WICHITA, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO
Signature Page

MPT OF BRISTOL, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF ENFIELD, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF NEWINGTON, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF PROVIDENCE, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO
Signature Page

MPT OF WARWICK, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF SPRINGFIELD, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF FT. LAUDERDALE, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF WEST VALLEY CITY, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO
Signature Page

MPT OF POPLAR BLUFF, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF MORGANTOWN, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

MPT OF PETERSBURG, LLC, a Delaware limited liability company

By:	MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its Sole Member

	By:	/s/ Emmett E. McLean

	Name:	Emmett E. McLean
	Its:	Executive Vice President and COO

Signature Page

TITLE COMPANY:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:

Name:

Title:

Signature Page

EXHIBIT A
EXHIBIT A-l
FEE PROPERTY DESCRIPTIONS AND ADDRESSES
I. COMMUNITY HEALTH SYSTEMS — BENNETTSVILLE, SC
     A. Address
          1139 Cheraw Hwy., Bennettsville, SC 29512
     B. Legal Description
MARLBORO COUNTY, SOUTH CAROLINA
Tract #1
All that certain piece, parcel or tract of land, with improvements thereon, situate, lying and being within the corporate limits of the City of Bennettsville, Marlboro County, South Carolina, commencing at an iron on S.C. Highway 9 at a point 172.12 feet southeast of the intersection of S.C. Highway 9 and Oakwood Street, thence north 65°21’23” east for a distance of 146.25 feet to an iron at a corner; thence north 39°46’02” east for a distance of 436.08 feet to an iron at a corner; thence north 49°45’40” west for a distance of 250.53 feet to an iron at a corner on Oakwood Street; thence north 39°42’26“east for a distance of 298.68 feet to an iron at a corner, plus the width of an access road as shown on the hereinafter referenced plat; thence south 68°13’56” east for a distance of 1002.93 feet to an iron at a corner; thence south 21°38’44” west for a distance of 217.33 feet to an iron at a corner; thence north 87°39’12” west for a distance of 15.34 feet to an iron at a corner; thence south 55°27’09” west for a distance of 41.05 feet to an iron at a corner; thence south 17°07’39” east for a distance of 79.93 feet to an iron at a corner; thence south 03°25’15” east for a distance of 49.92 feet to an iron; thence south 02°47’36” west for a distance of 49.87 feet to an iron at a corner; thence north 87°35’12” west for a distance of 49.96 feet to an iron at a corner; thence south 02°44’00” west along Townsend Court for a distance of 563.53 feet to an iron at a corner; thence south 10°27’00” west along Townsend Court for a distance of 105.11 feet to an iron at a corner; thence south 25°27’45” west along Townsend Court for a distance of 104.93 feet to an iron at a corner; thence south 40°30’57” west along Townsend Court for a distance of 99.84 feet to an iron at a corner; thence south 53°31’27” west along Townsend Court for a distance of 100.00 feet to an iron at a corner; thence south 65°35’39” west along Townsend Court for a distance of 223.80 feet to an iron at a corner; thence south 65°33’27” west along Townsend Court for a distance of 75.26 feet to an iron at a corner; thence north 24°36’27” west for a distance of 349.57 feet to an iron at a corner; thence north 65°22’32” east for a distance of 197.60 feet to an iron at a corner; thence north 24°32’06” west for a distance of 300.01 feet to an iron at a corner; thence south 65°24’56” west for a distance of 399.92 feet to an iron at a corner on S.C. Highway 9; thence north 24°39’74” west for a distance of 560.20 feet along S.C. Highway 9 to the beginning iron and corner, and being generally bounded as follows: on the north by properties of Dr. S. Ansari, Jimmy Frazier and H.J.
Exhibit A

Munnerlyn, Inc.; on the east by properties of Alton Williams, City of Bennettsville, W. A. Rogers and Townsend Court; on the south by properties of Ervin Mumford, Church of Jesus-Christ of Latter Day Saints and S.C. Highway 9; and on the west by property of W. A. Rogers, H. E. Avent and Mark Avent, all of which will more particularly appear by reference to a Plat of the same made by John M. Jackson, III, P.L.S., on April 7, 1995, and recorded in Plat Book 50, at Page 59, in the office of the Clerk of Court of Marlboro County; EXCEPTING therefrom that certain parcel of land containing 0.034 acre, more or less, conveyed to the South Carolina Department of Transportation pursuant to that certain Deed dated August 15, 2005 and recorded October 6, 2005 as Instrument No. 17584 in Book 498 at Page 292 in Office of the Clerk of Court of Marlboro County, South Carolina.
Tract #2
All that certain piece, parcel or lot of land, with improvements thereon, lying and being situate in said County and State, shown and delineated as Tract #2 on a certain plat entitled “Marlboro County General Hospital, Inc.”, made by John M. Jackson, III, R.L.S., dated December 1, 1981, revised December 22, 1982; said plat being of record in the office of the Clerk of Court for Marlboro County in Plat Book 37, at Page 104. Said lot of land is more particularly described as follows: Commencing at an iron 120 feet from Market Street, running thence N 25°30’ W 175 feet to an iron; thence N 64°30’ E 45 feet to an iron; thence N 30°23’ E 175.6 feet to a marker; thence S 64°30’ W 60 feet to the beginning corner.
II. COMMUNITY HEALTH SYSTEMS — CHERAW, SC
     A. Address
          Hwy 9 W, Cheraw, SC 29520
     B. Legal Description
CHESTERFIELD COUNTY, SOUTH CAROLINA
Tract No. 1:
All that certain piece, parcel or tract of land, situate, lying ad being just northwest of the Town of Cheraw, and in the County of Chesterfield, State of South Carolina, fronting on the south side of South Carolina Highway #9 for a distance of 800 feet and being more particularly described as follows:
Commencing at an iron on the right-of-way of South Carolina Highway #9 and at the common corner of the subject property and property of Charles Caulder, thence along a ditch S 23-41 W for a distance of 400 feet to an iron; thence S 23-52 W for a distance of 400 feet to an iron; thence S 24-26 W for a distance of 355.6 feet to an iron; thence S 43-24 W for a distance of 63.2 feet to an iron at a corner; thence N 67-00 W for a distance of 758.1 feet to at iron at a corner; thence N 23-00 E for a distance of 1214.7 feet to an iron at a corner on the right-of-way of South Carolina Highway #9; thence S 67-00 E for a distance of 800 feet to the beginning iron. The subject tract is generally bounded, now or formerly, as follows, to wit: on the North by the right-of-way of South Carolina Highway #9; on the East by property of Charles Caulder and the
Exhibit A

Nancy J. Caulder Estate; on the South by other property of Louise R. Gaddy and on the West by other property of Louise R. Gaddy, all as shown on the Map of Land Property of Louise R. Gaddy to be conveyed to Hospital Corporation of America made by Carl Maness, L. S., on January 9, 1981, which plat is to be recorded simultaneously with the deed from Louise R. Gaddy to Hospital Corporation of America. The tract herein contains 22.04 acres according to the above referenced plat.

EXCLUDING, HOWEVER,
All that certain piece, parcel or lot of land, situate, lying and being in the County of Chesterfield, State of South Carolina, containing 0.93 acre, more particularly described as follows: Commencing at an iron at the southern right-of-way of Highway SC-9 and running S 23-00-00 W for a distance of 593.18 feet to the point of beginning of the subject tract; thence beginning at an iron at the NW corner of subject 0.93 acre tract and running S 66-19-39 E for a distance of 229.63 feet along a paved roadway to a nail in the asphalt at the NE corner; thence turning and running S 23-00-00 W for a distance of 176.0 feet to an iron at the SE corner; thence turning and running N 66-19-39 W for a distance of 229.63 feet to an iron at the SW corner; thence turning and running N 23-00-00 E for a distance of 176.0 feet to the point of beginning. This property is described as Tract A on the drawing prepared for H. D. Jackson Co., Inc. by Van T. Cribb & Associates, dated 11/20/89, and was conveyed to Harold D. Jackson. Jr. Tract No. 2 below also is a part of the original 22.04 acres.
Tract No. 2:
All that certain piece, parcel or lot of land, with improvements thereon, situate, lying and being within the corporate limits of the Town of Cheraw, Chesterfield County, South Carolina, commencing on the right-of-way of S.C. Highway #9 at a point in the northwest corner of the hospital site of Chesterfield General Hospital, Inc., thence south 67°00’ east for a distance of 150 feet along S.C. Highway #9 to an iron at a corner on Doctor’s Drive; thence south 23°00” west for a distance of 290 feet along Doctor’s Drive to an iron at a corner; thence north 67°00” west for a distance of 150 feet to an iron at a corner on a 60 foot dirt strip reserved for a road by Robert Mark Wright, the adjoining property owner; thence north 23°00” east for a distance of 290 feet along the said strip (a power line being approximately on the line) to the beginning iron and corner, and being generally bounded as follows: on the north by S.C. Highway #9; on the east by Doctor’s Drive which is property of Chesterfield General Hospital, Inc. and is not a dedicated street; on the south by other property of Chesterfield General Hospital, Inc.; and on the west by property of Robert Mark Wright, all of which will more particularly appear by reference to a Map of the same made by Carl Maness, L. S., on October 29, 1986, and recorded in Plat Book 36, at Page 93, in the office of the Clerk of Court for Chesterfield County.
Tract No. 1 and Tract No. 2 are the same property shown on Plat of Land made by Carl Maness, L. S. on April 12, 1995, for Chesterfield General Hospital, Inc. and recorded in Plat Book 42, at Page 151, in the said Clerk’s office.
Exhibit A

III. COMMUNITY HEALTH SYSTEMS — CLEVELAND, TX
     A. Address
          300 East Crockett Street, Cleveland, TX 77328
     B. Legal Description
FIRST TRACT:
Being Lots Nos. One (1), Two (2), Three (3), Seven (7), Eight (8) in Block No. Eighteen (18) of the Nobel Garvey Subdivision in the City of Cleveland, Liberty County, Texas, according to plat of said subdivision of record in Vol. 1, page 63 of the Map Records of Liberty County, Texas.
SECOND TRACT:
All of Lot Nos. Four (4), Five (5) and Six (6) in Block No. Eighteen (18) of the Nobel Garvey Subdivision in the City of Cleveland, Liberty County, Texas, according to plat of record in Vol. 1, page 63 of the Map Records of Liberty County, Texas, SAVE AND EXCEPT the West fifty feet (W. 50’) thereof, which was conveyed by J.M. Cadenhead et ux to E.L. Smith by Deed dated January 13, 1954, recorded in Vol. 399, page 322 of the Deed Records of Liberty County, Texas.
THIRD TRACT:
All Lot Nos. Ten (10), Eleven (11) and Twelve (12) in Block No. Eighteen (18) of said Noble Garvey Subdivision in the City of Cleveland, Liberty County, Texas, according to plat of record in Vol. 1, page 63 of the Map Record of Liberty County, Texas, SAVE AND EXCEPT the East 104 feet (E. 104’) thereof which was conveyed by J.M. Cadenhead et ux to Etta B. Anderson by Deed dated May 8, 1945, recorded in Vol. 277, page 85 of the Deed Records of Liberty County, Texas.
FOURTH TRACT:
Being Lot No. Nine (9) in Block No. Eighteen (18) of the Nobel Garvey Subdivision in the City of Cleveland, Liberty County, Texas, according to map of record in Vol. 1, page 63 of the Map Records of Liberty County, Texas.
FIFTH TRACT:
All that certain lot, tract or parcel of land, being the East One-hundred Four feet (E. 104’) of Lot Number Ten (10), Eleven (11) and Twelve (12) in Block Number Eighteen (18) of the NOBLE GARVEY SUBDIVISION in the City of Cleveland, Liberty County, Texas, as the same appears upon the map or plat thereof, on file and of record in Vol. 1 page 63 Map records of Liberty County, Texas.
SIXTH TRACT:
West Fifty feet of Lot Number Four (W-50’ of 4) in Block Number Eighteen (18) of the NOBLE GARVEY SUBDIVISION in the City of Cleveland, Liberty County, Texas, as the same appears upon the map or plat thereof, on file and of record in Vol. 1, page 63 Map Records of Liberty County, Texas.
Exhibit A

SAVE AND EXCEPT from Tracts 1 - 6, that portion of Block 18 that lies within the right-of-way limits of the Dayton-Cleveland Highway as described in right-of-way Deed dated March 22, 1940, from J.M. Cadenhead and et ux to the State of Texas, recorded in Vol. 248, page 114 of the Deed of Records of Liberty County Texas.
SEVENTH TRACT:
Being Lot Nos. Three (3), Four (4), Five (5), Nine (9) and Ten (10) in Block No. Fifteen (15) and Lot Nos. One (1), Two (2), Three (3), Six (6), Seven (7) , Eight (8) and Nine (9) in Block No. Seventeen (17) of the Cox Subdivision in the City of Cleveland, Liberty County, Texas, according to map of said subdivision recorded in Vol. 1, page 63 of the Map Records of Liberty County, Texas.
EIGHTH TRACT:
Being Lot Nos. Six (6) and Seven (7) in Block No. Fifteen (15) of the Noble Garvey Subdivision of part of the Cox Addition to the City of Cleveland, Liberty County, Texas, according to plat of said subdivision of record in Volume 1, page 63 of the Map Records of Liberty County, Texas.
IV. CORNERSTONE HEALTH SYSTEMS — BOSSIER CITY, LA
     A. Address
          4900 Medical Drive, Bossier City, LA 71112
     B. Legal Description
Tract “A”
A tract of land located in Section 14, Township 17 North, Range 13 West, Bossier Parish, Louisiana, being further described as follows: Beginning at a point on the East line of said Section 14, located 2,440.40 feet Southerly from the Northeast corner of said Section 14; run thence North 89°38’48” West a distance of 834.30 feet; run thence South 21°21’45” East a distance of 948.06 feet; run thence North 89°29’20” West a distance of 768.35 feet to the Point of Beginning of the tract herein described; run thence North 89°29’20” West a distance of 798.45 feet to a point on the Easterly right of way lines of Woodmont Blvd., as dedicated in Book 583, Page 281 (Inst. No. 352456) of the records of Bossier Parish, Louisiana; run thence along said Easterly right of way line North 00°30’40” East a distance of 580.38 feet; thence leaving said Easterly right of way line run South 89°29’20” East a distance of 1,213.45 feet to a point on the Westerly right of way line of Medical Drive, as dedicated in Book 583, Page 282 (Inst. No. 352457) of the records of Bossier Parish, Louisiana; run thence along said Westerly right of way line South 00°30’40” West a distance of 330.38 feet; thence leaving said Westerly right of way line run North 89°29’20” West a distance of 200.00 feet; run thence North 00°30’40” East a distance of 30.78 feet, run thence South 89°36’15” West a distance of 64.85 feet to the point of curvature of a curve to the left (said curve having a radius of 14.0 feet, a central angle of 44°07’40”); run thence along said curve a distance of 10.78 feet; run thence South 45°28’35” West a distance of 193.00 feet to the point of curvature of a curve to the left (said curve having a radius of 14.0 feet, a central angle of 44°57’55”; run thence South 00°30’40” West a distance of 129.21 feet to the Point of Beginning.
Exhibit A

Tract “C”
A tract of land located in Bossier City, Bossier Parish, Louisiana, and more fully described as: A tract of land located in Section 14, Township 17 North, Range 13 West, Bossier Parish, Louisiana, further described as follows: Beginning at a point on the East line of Section 14 located 2,440.40 feet Southerly from the Northeast corner of Section 14; run thence North 89°38’48” West a distance of 834.30 feet; run thence South 21°21’45” East a distance of 948.06 feet; run thence North 89°29’20” West a distance of 353.35 feet to the Point of Beginning of tract herein described; continue thence North 89°29’20” West a distance of 200.0 feet; run thence North 0°30’40” East a distance of 250.0 feet; run thence South 89°29’20” East a distance of 200.0 feet; run thence South 0°30’40” West a distance of 250.0 feet to the Point of Beginning of tract, containing 1.148 acres, more or less.
Tract “D”
A tract of land located in Section 14, Township 17 North, Range 13 West, Bossier Parish, Louisiana, being further described as follows: Beginning at a point in the East line of Section 14 located 2,440.40 feet Southerly from the Northeast corner of Section 14; run thence North 89°38’48” West a distance of 834.30 feet; run thence South 21°21 ‘45” East a distance of 948.06 feet; run thence North 89°29’20” West a distance of 553.35 feet to the Point of Beginning of tract herein described; continue thence North 89°29’20” West a distance of 215.0 feet; run thence North 0°30’40” East a distance of 129.21 feet to the point of curvature of a curve to the right having a radius of 14.0 feet; run thence along said curve a distance of 10.99 feet; run thence North 45°28’35” East a distance of 193.0 feet to the point of curvature of a curve to the right having a radius of 14.0 feet; run thence along said curve a distance of 10.78 feet; run thence North 89°36’15” East a distance of 64.85 feet; run thence South 0°30’40” West a distance of 280.78 feet to the Point of Beginning of tract, containing 1.14 acres more or less.
V. CORNERSTONE HEALTH SYSTEMS — TUCSON, AZ
     A. Address
          7220 East Rosewood Drive, Tucson, AZ 85710
     B. Legal Description
Parcel No. 1:
Lot 2 in Block 3 of Gateway Center, as recorded in Book 40 of Maps and Plats at Page 47, Records of Pima County, Arizona.
Parcel No. 2:
Non-Exclusive easements, shown as Easement “A”, appurtenant to Parcel No. 1 for utility, public sewer, pedestrian, vehicular access, landscaping and common maintenance purposes, over those portions of Lots 1 and 2 in Block 3, dedicated by the plat of Gateway Center, as recorded in Book 39 of Maps and Plats at Page 36, Records of Pima County, Arizona.
Exhibit A

Parcel No. 3:
Non-exclusive easements, shown as Common Area “A” for utility, pedestrian, vehicular access, landscaping and common area maintenance, and non-exclusive easements, as shown on Common Area “B” for private park and recreation area and drainage purposes, as dedicated by the plat of Gateway Center in Book 37 of Maps and Plats at Page 25, Records of Pima County, Arizona, and as provided through and within that certain Community Declaration for Gateway Center, recorded March 27, 1984, in Book 7248, Page 1050, Pima County, Arizona.
VI. CORNERSTONE HEALTH SYSTEMS — WEBSTER, TX
     A. Address
          709 Medical Center Boulevard, Webster, TX 77598
     B. Legal Description
Being 9.048 acres of land, situated in the Robert Wilson Survey, Abstract 88, Harris County, Texas, being a part of Lot 1, Block 18, Webster Outlots, a subdivision recorded in Volume 67, Page 197, Deed Records of Harris County, Texas, being that certain 9.089 acres save and except 1,783 square feet tract, conveyed in deed from Baywood Hospital, Inc. to Charter Behavioral Health System of Baywood, Inc., dated June 30, 1994, as recorded in the Official Public Records of Real Property of Harris County (O.P.R.R.P.H.C.), Texas, under County Clerk’s File No. P947588, Film Code No. 500-06-544, the subject 9.048 acres of land being more particularly described by metes and bounds as follows:
BEGINNING at a 5/8-inch iron rod found at the intersection of the southeasterly right-of-way line of Medical Center Boulevard, based on a width of 80 feet, (formerly known as Jasmine Avenue) with a cut-back line from the southwesterly right-of-way line of Texas Avenue (width varies), as described in right-of-way deed to the County of Harris, dated June 3, 1994, as recorded in the O.P.R.R.P.H.C. under County Clerk’s File No. P975281, Film Code No. 500-30-0100, being the west northerly corner of the herein described tract, having surface coordinates of X = 3,230,964.65 Y = 640,407.39, all bearings are based on the Texas State Plane Coordinate System, South Central Zone, all coordinates and distances are surface and may be converted to grid by multiplying by a combined scale factor of 0.999870;
THENCE SOUTH 86 degrees 17 minutes 41 seconds EAST, 42.25 feet along said cut-back to a 5/8-inch iron rod found at the west northerly corner of the herein described tract, on the southwesterly right-of-way line of Texas Avenue (width varies), as described in said right-of-way deed;
THENCE SOUTH 41 degrees 10 minutes 58 seconds EAST, 128.79 feet along the southwesterly right-of-way line of Texas Avenue (width varies) to a 5/8-inch iron rod found at the beginning of a curve to the left and a northeasterly corner of the herein described tract;
THENCE SOUTHEASTERLY along said curve to the left and said southwesterly right-of-way line of Texas Avenue (width varies) through a central angle of 06 degrees 42 minutes 23 seconds
Exhibit A

to a 5/8-inch iron rod found at a point of reverse curve and a northeasterly corner of the herein described tract, said curve having a radius of 531.00 feet, an arc length of 62.15 feet, and a long chord length of 62.12 feet bearing SOUTH 44 degrees 32 minutes 10 seconds EAST;
THENCE SOUTHEASTERLY along a curve to the right and said southwesterly right-of-way line of Texas Avenue (width varies) through a central angle of 06 degrees 42 minutes 49 seconds to a 5/8-inch iron rod found at a northeasterly corner of the herein described tract and on the southwesterly right-of-way line of Texas Avenue (60 feet wide), said curve having a radius of 492.00 feet, an arc length of 57.65 feet, and a long chord length of 57.62 feet bearing SOUTH 44 degrees 31 minutes 57 seconds EAST;
THENCE SOUTH 41 degrees 10 minutes 58 seconds EAST, 351.50 feet along said southwesterly right-of-way line of Texas Avenue (60 feet wide) to a 1/2-inch iron rod found at the most easterly corners of the herein described tract, said Lot 1 and said 9.089 acre tract and being the most northerly corner of that certain tract of land conveyed in deed from Environmental Industries, Inc. to Houston Stafford Electric, Inc, dated July 17, 1978, as recorded in the O.P.R.R.P.H.C. under County Clerk’s File No. F683849 Film Code No. 200-14-2583;
THENCE SOUTH 48° 48’ 02” West, 630.00 feet along the northwesterly line of said Houston Stafford Electric, Inc. tract and a northwesterly line of the residue of Lot 3, Block 18, conveyed in deed from Ashton Place, Inc, to W. E. Evans (an undivided 86%), and H. L. Lugenheim (an undivided 14%), dated June 14, 1984, as recorded in the O.P.R.R.P.H.C. under County Clerk’s File No. J555232, Film Code No. ###-##-#### and in deed from United States National Bank, as Independent Executor of the Estate of H. L. Lugenheim, et al, to W. E. Evans, dated July 28, 1995, as recorded in the O.P.R.R.P.H.C. under County Clerk’s File No. R635159, Film Code No. 505-83-0474, to a 5/8-inch iron rod found at the most southerly corner of the herein described tract and the most easterly corner of that certain 3.48 acre tract, conveyed in deed from Frank W. Judd, Trustee to Kenneth J. Gurry, et ux, dated May 29, 1974, as recorded in the O.P.R.R.P.H.C. under County Clerk’s File No. E173548, Film Code No. 104-19-1124;
THENCE NORTH 41° 02’ 05” West, 345.40 feet along the common line between said 9.089 acre tract and said 3.48 acre tract to a 5/8-inch iron rod found at a westerly corner of the herein described tract;
THENCE NORTH 41° 51’ 22” West, 282.12 feet continuing with said common line to a 1/2-inch iron rod found on the said southeasterly right-of-way line of Medical Center Boulevard, being the most westerly corner of the herein described tract;
THENCE NORTH 48° 35’ 36” East, 595.49 feet with said southeasterly right-of-way to the POINT OF BEGINNING and containing 9.048 acres of land, more or less.
Exhibit A

VII. HEALTH MANAGEMENT ASSOCIATES — POPLAR BLUFF, MO
     A. Address
          2620 North Westwood Blvd., Poplar Bluff, MO 63901
     B. Legal Description
TRACT 1
Parcel A
All that, part of the West Half (1/2) of the Southwest Quarter of Section 28, Township 25 North, Range 6 East of the Fifth Principal Meridian, in the City of Poplar Bluff, Butler County, Missouri, which is described as follows:
From the Northwest Corner of the Southwest Quarter of said Section 28, measure Southerly along and with the West line of said Section a distance of 1074.48 feet; thence, South 89 degrees 22 minutes 10 seconds East a distance of 20.0 feet to the POINT OF BEGINNING. Thence, South 00 degrees 21 minutes 10 seconds West parallel to the West line of said Section a distance of 289.39 feet to the South line of the Northwest Quarter of the Southwest Quarter; thence, North 87 degrees 12 minutes West a distance of 20.0 feet to the West line of said Section; thence, South 00 degrees 21 minutes 10 seconds West a distance of 311.13 feet to the West right-of-way line of U.S. Highway “67”; thence, South 30 degrees 51 minutes 30 seconds East along and with said right-of-way line a distance of 40.18 feet; thence, South 87 degrees 41 minutes 05 seconds East along and with said right-of-way line a distance of 24.37 feet; thence, South 87 degrees 11 minutes 30 seconds East a distance of 150.80 feet; thence, North 57 degrees 34 minutes 35 seconds East a distance of 291.34 feet.; thence, South 87 degrees 07 minutes 10 seconds East a distance of 444.34 feet; thence, North 00 degrees 40 minutes 50 seconds East a distance of 398.24 feet; thence, North 57 degrees 33 minutes 00 seconds East a distance of 91.00 feet; thence, North 32 degrees 27 minutes 00 seconds West a distance of 245.54 feet; thence, South 57 degrees 33 minutes 00 West a distance of 63.10 feet; thence, North 26 degrees 47 minutes 30 seconds West a distance of 87.00 feet; thence, South 87 degrees 16 minutes 55 seconds West a distance of 131.35 feet; thence, South 87 degrees 52 minutes 00 seconds West a distance of 40.34 feet; thence, North 02 degrees 42 minutes 35 seconds West a distance of 154.03 feet; thence, North 88 degrees 16 minutes 25 seconds West along and with the South line of a tract of land recorded in Deed Book 530 at page 332 of the Butler County Land Records a distance of 228.36 feet; thence, South 01 degrees 05 minutes 00 seconds West along and with the East line of property described in Deed Book 106 at page 465 of the Butler County Land Records a distance of 345.64 feet; thence, North 89 degrees 22 minutes 10 seconds West along and with the South line of said property a distance of 304.83 feet to the POINT OF BEGINNING.
Parcel B
Easement appurtenant to Tract One as established in Perpetual Easement Agreement between Joe Hefner Mercantile Company and Lucy Lee Hospital, Inc., recorded in Book 593 at Page 658 in the Butler County, Missouri, Land Records and further described as follows:
Exhibit A

All that part of the South Half of the North Half of the Southwest Quarter of the Southwest Quarter of Section 28, Township 25 North, Range 6 East of the Fifth Principal Meridian, Butler County, Missouri, which is described as follows: Beginning at the intersection of the North line of said South Half of the North Half of the Southwest Quarter of the Southwest Quarter and the Easterly right of way line of U.S. Highway 67; thence Southeasterly along and with said right of way a distance of 85.8 feet to a point; thence, Northeasterly on a line which extends through a point defined as being 503.2 feet North and 900 feet West of the Southeast corner of said South Half of the North Half of the Southwest Quarter of the Southwest Quarter to a point on the North line of said South Half of the North Half of the Southwest Quarter of the Southwest Quarter; thence, West along and with said North Line to the Point of Beginning.
VIII. HEALTHSOUTH CORPORATION — FAYETTEVILLE, AR
     A. Address
          153 E. Monte Painter Drive, Fayetteville, AR 72703
     B. Legal Description
A part of the SWl/4 of the SWl/4 of Section 26 and a part of the Nl/2 of the NWl/4 of Section 35, all in Township 17 North, Range 30 West in Washington County, Arkansas, more particularly described as follows: Beginning at the SE corner of the SWl/4 of the SWl/4 of Section 26 and running then N 0 degrees 31’40” W 92.61 feet; thence S 89 degrees 28’20” W 420.0 feet; thence S 0 degrees 54’04” E 517.99 feet; thence N 89 degrees 28’20” E 420.4 feet; thence N 1 degree 02’11” W 425.39 feet to the point of beginning, containing 4.993 acres, more or less, subject to a street right-of-way along the North side of the above described property.
IX. HEALTHSOUTH CORPORATION — FT. LAUDERDALE, FL
     A. Address
          4399 Nob Hill Road, Sunrise, FL 33351
     B. Legal Description
The land referred to herein is situate in the County of Broward, State of Florida and is described as follows:
Parcel 7 of Welleby N.W. Quadrant, according to the Plat thereof recorded in Plat Book 110, Page 48, of the Public Records of Broward County, Florida.
Exhibit A

X. HEALTHSOUTH CORPORATION — PETERSBURG, VA
     A. Address
          95 Pinehill Boulevard, Petersburg, VA 23805
     B. Legal Description
ALL that certain lot, piece or parcel of land situate, lying and being in the City of Petersburg, Virginia containing 6.963 acres of land, more or less, together with the improvements thereon and the appurtenances thereunto belonging and described as Lot 1 on that certain subdivision plat prepared by Timmons Group dated March 25, 2005, entitled “Plat Showing a Subdivision of 108.010 Acres of Land For The Creation of a 6.963 +/- Acre Parcel of Land and the Dedication of 0.414+/- Acre of Land As Public Right of Way Situated on the East Line of South Crater Road-U.S. Route 301 and the West Line of Interstate I 95 in the City of Petersburg, Virginia”, a copy of which plat is recorded in the Office of the Clerk of the Circuit Court of the City of Petersburg, Virginia (the “Clerk’s Office”) in Plat Book 5, pages 275 and 276 and reference to which is hereby made for a more particular description of the property conveyed.
BEING a portion of the same property conveyed to grantor (formerly Petersburg South Associates, a Virginia general partnership) by deed from Crater South Associates, dated August 12, 1983, recorded August 15, 1983, in the Clerk’s Office in Deed Book 398, page 467. Petersburg South Associates converted to grantor by Certificate recorded in the Clerk’s Office on January 31, 2003 as Instrument No. 03-000418.
EXCLUDING THEREFROM that certain parcel of land conveyed to the City of Petersburg, Virginia pursuant to that certain Deed dated June 26, 2008 and recorded on June 30, 2008 as Instrument 08-002741 at Page 554, Clerk’s Office, Circuit Court of the City of Petersburg, Virginia, said parcel being more particularly described as a certain strip of land lying adjacent to the existing right of way line of Pinehill Boulevard, containing 0.056 acres (2,426 square feet), more or less, land in fee simple, and labeled “Proposed R/W Acquisition” on a plat prepared by NXL, dated March 19, 2007, titled “Acquisition Plat Showing Proposed Right of Way and Easements on the Property of CNL RETIREMENT DAS PETERSBURG, VA, LP,” a copy of said plat being incorporated herein by reference and recorded simultaneously with and as part of that certain Option Agreement by and between Grantor and City of Petersburg, Virginia dated as of November 15, 2007 and recorded on May 8, 2008 as Instrument 080002037 in Plat Book 6, Page 87, Clerk’s Office, Circuit Court of the City of Petersburg, Virginia, BEING a portion of the same land acquired by the landowner from Petersburg South Associates, LLC, by Deed dated April 28, 2005 and recorded in the office of the Circuit Court of the City of Petersburg, Virginia as Instrument No. 05-002035; and SUBJECT TO those certain easements granted to the City of Petersburg, Virginia pursuant to such Deed.
XI. HEALTHSOUTH CORPORATION — WICHITA, KS
     A. Address
Exhibit A

          8338 West 13th Street, Wichita, KS 67212
     B. Legal Description
Lot 1, Block 1, Northwest Village 5th Addition of Wichita, Sedgwick County, Kansas.
XII. HEALTHTRAX — BRISTOL, CT
     A. Address
          842 Clark Avenue, Bristol, CT 06010
     B. Legal Description
All that certain piece or parcel of land, with the buildings and improvements thereon, located on the east side of Clark Avenue and on the north side of Matthews Street in the City of Bristol, County of Hartford and State of Connecticut, depicted on a map entitled “ALTA/ACSM Land Title Survey Bristol Wellness Center Bristol Club Properties, Inc. 842 Clark Avenue, Bristol, Connecticut Date April 1, 1998 Revised 5/14/98 Scale 1” = 40’ Project No. 1547-05” made by A-N Consulting Engineers, Inc., Newington, Connecticut, on file in the Bristol Town Clerk’s Office as Map 959J, and being more particularly bounded and described as follows:
BEGINNING at a concrete monument in the northerly street line of Matthews Street, 531 feet, more or less, easterly of Clark Avenue and running along said northerly street line S 87°-37’-04” W, a distance of 198.21 feet to a drill hole in the concrete sidewalk; thence continuing along said street line N 67°-45’-27” W, a distance of 81.97 feet to a drill hole in the concrete sidewalk; thence continuing along said street line N 44°-48’-27” W, a distance of 250.61 feet to a hub and tack, said point being the intersection of the northerly street line of Matthews Street and the easterly street line of Clark Avenue; thence running along said easterly street line of Clark Avenue N 06°-33’-52” E, a distance of 212.50 feet to a iron pin; thence running along land now or formerly of Hillside Park Estates Condominiums N 82°-00’-43” E, a distance of 368.47 feet to an iron pin; thence running along land now or formerly of Harvest Hill Estates Condominiums S 07°-32’-52” E, a distance of 466.95 feet to the place or POINT OF BEGINNING.
XIII. HEALTHTRAX — EAST PROVIDENCE, RI
     A. Address
          15 Catamore Blvd., East Providence, RI 02914
     B. Legal Description
That certain tract or parcel of land, with all the buildings and improvements thereon, situated on the Easterly side of Skycrest Avenue and Northwesterly side of Catamore Boulevard in the City of East Providence and State of Rhode Island, bounded and described as follows:
Exhibit A

Beginning at a point in the Easterly line of Skycrest Avenue which point is at a Southwesterly corner of the within described parcel and the Northwesterly corner of land now or formerly of Trustees of Bairos Family 1995 Revocable Trust;
THENCE: N 23°10’40” E, along the Easterly line of Skycrest Avenue a distance of 350.31 feet to other land now or formerly of K & N Associates;
THENCE: S 28°54’17” E, along the Southwesterly line of said K & N Associates and land now or formerly of Highland Associates a distance of 532.92 feet to a stake set in the Northwesterly line of Catamore Boulevard;
THENCE: S 61°05’43” W, along the Northwesterly line of Catamore Boulevard, a distance of 200.00 feet to another stake set in the Northwesterly line of Catamore Boulevard at a point of tangency with a curve having a radius of 408.32 feet and a central angle of 37°24’43”;
THENCE: Following the arc of said curve Southwesterly and Southerly, bounding Southeasterly and Easterly on Catamore Boulevard, an arc distance of 266.62 feet to the Northwesterly corner of land now or formerly of CBS, Inc.;
THENCE: N 64°46’39” W, along said CBS, Inc. land, a distance of 66.57 feet to the Southeasterly corner of land now or formerly of James and Francis Swallow;
THENCE: N 23°10’40” E, bounding Westerly on said Swallow Land, on land now or formerly of George L. and Hilda Connors, land now or formerly of Marilyn R. Fisher, land now or formerly of Robert R. and Carol A. Anderson, and land now or formerly of said Trustees of Bairos Family 1995 Revocable Trust, a distance of 379.91 feet to the Northeasterly corner of said Last-Named Land;
THENCE: N 66°49’20” W, bounding Southerly on said land of Trustees of Bairos Family 1995 Revocable Trust a distance of 144.80 feet to the point of beginning.
TOGETHER WITH reciprocal rights set forth in Book 673 at page 180.
XIV. HEALTHTRAX — ENFIELD, CT
     A. Address
          3 Weymouth Road, Enfield, CT 06082
     B. Legal Description
Land situated in the County of Hartford, State of Connecticut, more particularly described as:
Exhibit A

Those two certain pieces or parcels of land, with the buildings and improvements thereon and appurtenants thereto belonging or in any way appertaining, situated in the Town of Enfield, County of Hartford and State of Connecticut, bounded and described as follows:
FIRST PIECE:
Beginning at a point in the southerly line of land of the State of Connecticut at the northeast corner of land now or formerly of James M. Ranta; thence running N 79° 05’ 41” E along said land of the State of Connecticut, a distance of 213.11 feet to a Connecticut Highway Department stone bound; thence running in a curve to the left having a radius of 265.00 feet along land of the State of Connecticut, a distance of 304.00 feet to a point; thence running S 81° 57’ 56” E along land now or formerly of Matthew Alaimo, a distance of 568.83 feet to a point; thence running S 7° 37’ 55” W along land now or formerly of Gerald R. Simpkins, a distance of 381.96 feet to a point; thence running N 80° 26’ 59” W along lands now or formerly of James M. Ranta, Hans J. Eilmus, James Creelman, Eugene Osik, Francis J. Zator, partly by each, a total distance of 632.00 feet to a point; thence running N 83° 18’ 29” W along the Second Piece herein described and lands now or formerly of Carl A. Falk, Anna B. Boudreau and Edmund F. Moncevicus, partly by each, a total distance of 323.95 feet to a point; and thence running N 11° 30’ 17” E along land now or formerly of James M. Ranta, a distance of 77.76 feet to the point and place of beginning.
SECOND PIECE:
Beginning at the fifth of the six points described above, located on the southerly boundary of the First Piece described above at the northwest corner of land now or formerly of Francis J. Zator; thence running S 7° 16’ 59” W along said land now or formerly of Francis J. Zator a distance of 300.00 feet to a point, thence running N 82° 07’ 33” W along Weymouth Road a distance of 15.00 feet to a point; thence running N 7° 16’ 59” E along land now or formerly of Carl A. Falk a distance of 300.00 feet to a point; thence running S 83° 18’ 29” E along the First Piece herein described a distance of 15.00 feet to the point and place of beginning.
Together with a right of way over an area designated “Bituminous Drive” on a certain map or plan as reserved in a certain deed from Enfield Land Associates to Joseph R Pepe, Trustee, recorded in Volume 404 at Page 39 of the Enfield Land Records, and as further set forth in a certain easement from Vera E. Bidwell to Enfield Land Associates dated May 5, 1976 and recorded in Volume 417 at Page 455 of the Enfield Land Records.
Together with a right of way set forth in an instrument dated December 18, 1978 and recorded in Volume 329 at Page 16 of the Enfield Land Records, and drainage easements from Matthew C. Alaimo to Enfield Systems, Inc. dated November 8, 1974 and June 27, 1979 and recorded in Volume 391 at Page 487, and in Volume 444 at Page 1061, respectively, of the said Land Records.
Together with an Easement from Francis J. Zator and Julia U. Zator dated March 17, 1988 and recorded in Volume 570 at Page 816 of the Enfield Land Records.
For a further description, reference is hereby made to a map entitled “Plan Prepared for Healthtrax International 3 Weymouth Road Enfield, Conn. Kasper Associates, Inc. Vernon, CT
Exhibit A

Scale 1” = 40’ Nov. 1986 Proj. No. V-1078-A”, revised November 24, 1986 and December 1, 1986, which map is on file in the Enfield Land Records.
XV. HEALTHTRAX — NEWINGTON, CT
     A. Address
          375 E Cedar Street, Newington, CT 06111
     B. Legal Description
All that certain piece or parcel of land located on the south side of East Cedar Street (a.k.a. Conn. Route 175) in the Town of Newington, County of Hartford and State of Connecticut, depicted on a map entitled “ALTA/ACSM Land Title Survey Healthtrax Fitness & Wellness” prepared by A-N Consulting Engineers, Inc., Newington, Connecticut, dated March 30, 1998, Scale 1” = 20’, Sheet 1 of 1, sealed by Jeffrey W. Davis, P.E.L.S. Connecticut License No. 15807, and more particularly described as follows:
Beginning at a C.D.O.T. monument in the southerly street line of East Cedar Street, 500 feet, more or less, westerly of the Berlin Turnpike and running along land now or formerly of Dinu P. Dave S 06° 47’ 53” E, a distance of 267.60 feet to an iron pin; thence running along land now or formerly of Frederick H. Callahan S 80° 09’ 57” W, a distance of 145.56 feet to an iron pin; thence continuing along land of said Callahan S 79° 36’ 17” W, a distance of 132.87 feet to a P.K. nail in the pavement; thence running along land now or formerly of Kenneth G. & Anne E. Kelly N 08° 10’ 33” W, a distance of 281.74 feet to a C.D.O.T. monument in the southerly street line of East Cedar Street; thence running along said street line in a generally easterly direction along a curve to the left having a radius of 2,062.20 feet, an interior angle of 7° 55’ 06”, a tangent distance of 142.73 feet, an arc length of 285.00 feet, a chord length of 284.77 feet, and a chord bearing of N 82° 10’ 40” E to a C.D.O.T. monument; thence running along said street line S 06° 59’ 30” E, a distance of 3.10 feet to the place or point of beginning.
XVI. HEALTHTRAX — WARWICK, RI
     A. Address
          2191 Post Road, Warwick, RI 02886
     B. Legal Description
That certain tract or parcel of land with all buildings and improvements thereon, located in the City of Warwick, County of Kent, State of Rhode Island, bounded and described as follows:
Beginning at a point being 50.87 feet left of Post Road Baseline Station 59+50.90 as shown on State Highway Plat No. 2331, said point being the most southeasterly corner of the parcel hereby described;
Exhibit A

Thence: turning S 86° 22’ 22” W, bounded southwesterly by land now or formerly of Chelo Realty, Inc., a distance of 26.03 feet to a point;
Thence: S 75° 09’ 09” W, 76.65 feet to a point of curvature;
Thence: running generally northwesterly and northerly direction along the arc of a right hand curve, having a radius of 37.50 feet, an arc distance of 58.90 feet to a point of tangency;
Thence: S 75° 09’ 09” W, bounded southerly by other land now or formerly of Chelo Realty, Inc. a distance of 454.65 feet to a point in the easterly line of land now or formerly of National Railroad Passenger Corp., the last four courses being bounded by other land now or formerly of Chelo Realty, Inc.;
Thence: N 02° 18’ 14” W, bounded westerly by said National Railroad Passenger Corp. land, a distance of 245.87 feet to a point;
Thence: N 75° 09’ 09” E, bounded northerly by the Airport Connector Road, so-called, a distance of 488.76 feet to a point;
Thence: S 14° 50’ 51” E, bounded easterly in part by land now or formerly of Harold S. & Isabell M. Gold and in part by Post Road, 103.09 feet to a point;
Thence: S 64° 28’ 16” W, bounded southerly by said Post Road, 20.82 feet to a point of curvature;
Thence: running generally southwesterly direction along the arc of a left hand curve, having a radius of 100.00 feet, an arc distance of 45.38 feet to a point of compound curvature;
Thence: running generally southwesterly direction along the arc of a right hand curve, having a radius of 35.00 feet, an arch distance of 18.05 feet to a point;
Thence: S 17° 13’ 24” E, 137.90 feet to a point;
Thence: N 75° 11’ 00” E, 86.98 feet to a point of curvature;
Thence: running generally southeasterly direction along the arc of a right hand curve, having a radius of 99.50 feet, an arc distance of 33.51 feet to a point of tangency;
Thence: S 47° 46’ 45” E, 8.87 feet to the place of beginning, the last 7 (seven) lines bounding on said Post Road.
XVII. HEALTHTRAX — WEST SPRINGFIELD, MA
     A. Address
          149 Ashley Avenue, West Springfield, MA 01089
Exhibit A

     B. Legal Description
A certain parcel of land located in West Springfield, Hampden County, Massachusetts, being shown on a plan entitled “ALTA/ACSM TITLE SURVEY, West Springfield Club Properties, Inc., 155 Ashley Avenue, West Springfield, Massachusetts”, prepared by John K. Somers, Professional Land Surveyor, West Springfield, Massachusetts, dated August 5, 1996, revised February 10, 1997, updated April 30, 1998, Scale 1” = 30’, Sheet 1 of 1, recorded with the Hampden County Registry of Deeds of Book of Plan 302, Plan 32, and more particularly described as follows:
Beginning as a point on the westerly side of Ashley Avenue at the southeast corner of the parcel herein described, said point being 10.78 feet Westerly of an iron pipe;
Thence running N 60° 47’ 46” W, a distance of 439.22 feet to an iron pipe;
Thence turning and running N 21° 59’ 20” E, a distance of 208.75 feet to an iron pipe;
Thence turning and running S 60° 53’ 29” E, a distance of 513.72 feet to an iron pipe;
Thence turning and running S 42° 16’ 27” W, a distance of 213.43 feet to the point of beginning.
XVIII. MOUNTAIN VIEW — IDAHO FALLS, ID
     A. Address
          2325 Coronado Street, Idaho Falls, ID 83404
     B. Legal Description
Lot 3 in Block 5 of Charming Way Addition, Division No. 5, to the City of Idaho Falls, according to the official plat thereof, recorded on July 19, 1999 as Instrument No. 1002126, filed in Official Records of Bonneville County, Idaho.
XIX. PIONEER VALLEY — WEST VALLEY CITY, UT
     A. Address
          3460 South Pioneer Parkway, West Valley City, UT 84120
     B. Legal Description
Parcel 1:
BEGINNING at a point South 89°56’54” West 1054.1 feet and North 0°04’58” West 173.0 feet from the Southeast corner of Section 30, Township 1 South, Range 1 West, Salt Lake Base and Meridian, (said point also being on the Westerly line of 4155 West Street), which point is also
Exhibit A

the Northeast corner of the HCA Properties, Inc. property contained in that certain Warranty Deed recorded September 11, 1981 as Entry No. 3603565, in Book 5291, at Page 153 of the Official Records; and running thence West along said HCA Properties, Inc., North boundary line, 100.00 feet to the Northwest corner of the HCA Properties, Inc. property; thence along the West boundary of the said HCA Properties, Inc. property South 0°04’58” East 140.0 feet to the North line of 3500 South Street; thence along said North line of said 3500 South Street South 89°56’54” West 171.0 feet to a point on the West line of the Southeast quarter of the Southeast quarter of said Section 30; thence along said West line North 1295 feet to the 1/16 Section line; thence East 425.88 feet, more or less, to a point on the West line of vacated 4155 West Street; thence along said West line South 0°05’ East 150.24 feet, more or less, to a point of tangency with a 144.69 foot radius curve to the right; thence Southwesterly 124.27 feet along said curve to a point of tangency; thence South 49°07’42” West 38.22 feet to a point of tangency with a 205.32 foot radius curve to the left; thence Southwesterly 175.79 feet along said curve to a point of tangency; thence South 723.44 feet to the point of BEGINNING.
TOGETHER WITH the West one-half of the vacated street (4155 West Street) abutting a portion of the said property on the East.
EXCEPTING THEREFROM the following described property conveyed to National Health Investors, Inc. in that certain Special Warranty Deed recorded March 2, 1993 as Entry No. 5445234, in Book 6613, at Page 1040 of the Official Records, to-wit: BEGINNING at a point on the West line of the Southeast quarter of the Southeast quarter of Section 30, said point being South 89°56’54” West along the Section line 1323.97 feet and North 0°08’49” West 1093.53 feet from the Southeast corner of Section 30, Township 1 South, Range 1 West, Salt Lake Base and Meridian; and running thence North 0°08’49” West along said West line 234.16 feet to the Northwest corner of the Southeast quarter of the Southeast quarter of said Section 30; thence North 89°57’12” East along the North line of said Southeast quarter of the Southeast quarter 279.72 feet; thence South 0°08’49” East 113.80 feet; thence South 45°08’49” East 43.64 feet; thence South 00°08’49” East 6.02 feet; thence North 89°51’11” East 6.02 feet; thence South 45°08’49” East 109.16 feet to a point on a curve to the right, the radius point of which bears North 53°23’53” West 144.69 feet; thence Southwesterly along the arc of said curve 31.63 feet to a point of tangency; thence South 49°07’42” West 38.22 feet to a point of a 205.32 foot radius curve to the left; thence Southwesterly along the arc of said curve 37.77 feet; thence North 45°08’49” West 186.99 feet; thence South 89°51’11” West 5.23 feet; thence South 0°08’49” East 62.88 feet; thence South 89°51’11” West 179.63 feet to the point of BEGINNING.
Parcel 2:
BEGINNING at a point on the North right of way line of 3500 South Street and the West right of way line of 4155 West Street, said point being South 89°56’54” West 1057.25 feet, more or less, and North 0°03’06” West 33 feet from the Southeast corner of Section 30, Township 1 South, Range 1 West, Salt Lake Base and Meridian; and running thence North 0°03’06” West along said West right of way line 140.0 feet, more or less, to the Southerly boundary line of the Valley West Hospital, Inc. property as described in that certain Warranty Deed recorded January 26, 1979 as Entry No. 3229774, in Book 4806, at Page 585, Salt Lake County Recorder’s Office; thence South 89°56’54” West along said South boundary line 100.0 feet, more or less, to an Easterly boundary line of Valley West Hospital’s property as described in the Warranty Deed
Exhibit A

described hereinabove; thence South 0°03’06” East along said East boundary line 140.0 feet, more or less, to the North right of way line of 3500 South Street; thence North 89°56’54” East along said North right of way line 100.00 feet, more or less, to the point of BEGINNING.
Parcel 3:
BEGINNING at a point 885.275 feet West and 33 feet North from the Southeast corner of Section 30, Township 1 South, Range 1 West, Salt Lake Base and Meridian; and running thence West along the North line of 3500 South Street 108.525 feet, more or less, to the East line of 4155 West Street; thence North 0°04’58” West along said East line 167 feet; thence North 89°56’54” East 108.525 feet, more or less; thence South 167 feet to the point of BEGINNING.
Parcel 4:
BEGINNING at a point South 89°56’54” West 994.1 feet and North 0°04’58” West 283.0 feet from the Southeast corner of Section 30, Township 1 South, Range 1 West, Salt Lake Base and Meridian, (which point of beginning is on the Easterly line of 4155 West Street); and running thence North 0°04’58” West 365 feet; thence East 300 feet; thence North 0°04’58” West 320.0 feet; thence West 275.99 feet to a point on a 145.32 foot radius curve to the right; thence Northeasterly 39.70 feet along said curve to a point of tangency; thence North 49°07’42” East 38.22 feet to a point on a 204.69 foot radius curve to the left; thence Northeasterly 175.81 feet along said curve to a point of tangency; thence North 0°05’ West 150.28 feet, more or less, to the 1/16 Section line; thence East 343.88 feet, more or less; thence South 710.0 feet; thence West 32.88 feet; thence South 265.255 feet; thence South 89°56’54” West 285.00 feet; thence South 0°04’58” East 70.00 feet; thence South 89°56’54” West 180.53 feet to the point of BEGINNING.
EXCEPTING THEREFROM that portion located within the bounds of 3390 South Street (also known as Pioneer Parkway).
TOGETHER WITH the East one-half of the vacated street (4155 West Street) abutting a portion of said property on the West.
Parcel 5:
BEGINNING at a point North along the Section line 796.505 feet and West 170.35 feet from the Southeast corner of Section 30, Township 1 South, Range 1 West, Salt Lake Base and Meridian; and running thence West 324.65 feet; thence North 178.25 feet; thence East 324.65 feet; thence South 178.25 feet to the point of BEGINNING.
Parcel 6:
BEGINNING at point in the center of 4000 West Street 618.255 feet North of the Southeast corner of Section 30, Township 1 South, Range 1 West, Salt Lake Base and Meridian; and running thence North 178.25 feet; thence West 495 feet; thence South 178.25 feet; thence East 495 feet to the point of BEGINNING.
EXCEPTING THEREFROM those portions located within the bounds of 4000 West Street and 3390 South Street (also known as Pioneer Parkway).
Exhibit A

DESCRIPTIONS OF RAISED PLANTED PORTIONS OF THE DESIGNATED THREE MEDIAN ISLANDS “A”, “B” AND “C” LOCATED TOTALLY WITHIN DEDICATED 3390 SOUTH STREET BOUNDARY AND REMAINING IN PRIVATE OWNERSHIP ARE AS FOLLOWS:
PLANTED MEDIAN “A”
Beginning at a point North 651.27 feet and West 860.12 feet from the Southeast corner of Section 30, T 1 S, R 1 W, SLB & M; thence Southwesterly 29.59 feet along a curve to the left having a radius of 109.63 feet and a central angle of 15°27’58”; thence Southwesterly 10.76 feet along a curve to the right having a radius of 111.30 feet and a central angle of 5°32’ 17”; thence South 2.00 feet; thence East 44.21 feet; thence Northeasterly 29.59 feet along a curve to the left having a radius of 109.63 feet and a central angle of 15°27’58”; thence Northeasterly 10.76 feet along a curve to the right having a radius of 111.30 feet and a central angle of 5°32’ 17”; thence North 2.00 feet; thence West 44.21 feet to the point of beginning, containing 0.012 acres +/-.
PLANTED MEDIAN “B”
Beginning at a point North 651.27 feet and West 653.76 feet from the Southeast corner of Section 30, T 1 S, R 1 W, SLB & M; thence Southwesterly 29.59 feet along a curve to the left having a radius of 109.63 feet and a central angle of 15°27’58”; thence Southwesterly 10.76 feet along a curve to the right having a radius of 111.30 feet and a central angle of 5°32’ 17”; thence South 2.00 feet; thence East 58.15 feet; thence Northeasterly 29.59 feet along a curve to the left having a radius of 109.63 feet and a central angle of 15°27’58”; thence Northeasterly 10.76 feet along a curve to the right having a radius of 111.30 feet and a central angle of 5°32’ 17”; thence North 2.00 feet; thence West 58.15 feet to the point of beginning, containing 0.014 acres +/-.
PLANTED MEDIAN “C”
Beginning at a point North 651.27 feet and West 461.45 feet from the Southeast corner of Section 30, T 1 S, R 1 W, SLB & M; thence Southwesterly 13.09 feet along a curve to the left having a radius of 4.17 feet and a central angle of 180°00’00”; thence East 95.74 feet; thence Northeasterly 80.72 feet along a curve to the left having a radius of 154.17 feet and a central angle of 30°00’00”; thence N 60°00’00” E 94.24 feet; thence Northeasterly 17.78 feet along a curve to the left having a radius of 99.17 feet and a central angle of 10°16’24”; thence N 49°43’36” E 22.89 feet; thence Northeasterly 4.20 feet along a curve to the right having a radius of 100.83 feet and a central angle of 2°23’03”; thence N 30°00’00” W 2.00 feet; thence S 60°00’00” W 138.59 feet; thence Southwesterly 76.36 feet along a curve to the right having a radius of 145.83 feet and a central angle of 30°00’00”; thence West 95.74 feet to the point of beginning, containing 0.058 acres +/-.
XX. SHILOH HEALTH SERVICES — PLAQUEMINE, LA
     A. Address
          59355 River West Drive, Plaquemine, LA 70764
Exhibit A

     B. Legal Description
Tract I-B
A certain tract or parcel of ground, together with all the buildings and improvements thereon, situated in Iberville Parish, Louisiana, being a portion of Lots 12 & 13 of St. Louis Plantation, located in Sections 43 & 44, Township 9 South, Range 12 East, Southeastern Land District of Louisiana, West of the Mississippi River which is designated as Tract I-B according to a “Map Showing As-Built Survey of Tract I-B, 1-C, and Portion of the Southern 40’ of an 80’ Access Servitude” made by Rodi & Songy, Inc., Consulting Engineers and Land Surveyors, dated October 7, 1992, a copy of which is on file and of record in the office of the Clerk of Court of Iberville Parish, Louisiana, which is described more particularly according to said map, as follows:
Commencing at a point being the southerly corner of Lot 13 of St. Louis Plantation as shown on survey by Earl Porter dated March 20, 1947; said point also being the Point of Beginning.
Thence proceed South 45 degrees 58’ 30” West a distance of 139.69 feet to a point; thence proceed North 23 degrees 31’ 25” West a distance of 34.91 feet to a point; thence proceed 481.52 feet along the arc of a curve to the left having a radius of 1949.86 feet (Chord North 31 degrees 53’ 04” West 480.30 feet); thence proceed North 49 degrees 51’ 56” East a distance of 64.77 feet to a point; thence proceed 71.56 feet along the arc of a curve to the left having a central angle of 3 degrees 56’ 33” and a radius of 1040.00 feet; thence proceed North 45 degrees 55’ 23” East a distance of 382.31 feet to a point; thence proceed 122.68 feet along the arc of a curve to the left having a central angle of 20 degrees 40’ 28” and a radius of 340.00 feet to a point; thence proceed North 25 degrees 14’ 55” East a distance of 32.18 feet to a point; thence proceed 76.27 feet along the arc of a curve to the right having a radius of 260.00 feet (Chord North 33 degrees 39’ 05” East 75.99 feet); thence proceed South 44 degrees 4’ 37” East a distance of 74.40 feet to a point; thence proceed North 45 degrees 55’ 23” East a distance of 155.00 feet to a point; thence proceed South 44 degrees 4’ 37” East a distance of 110.00 feet to a point; thence proceed North 45 degrees 55’ 23” East a distance of 174.00 feet to a point; thence proceed North 44 degrees 4’ 37” West a distance of 185.00 feet to a point; thence proceed North 45 degrees 55’ 23” East a distance of 35.00 feet to a point; thence proceed South 44 degrees 41’ 12” East a distance of 540.78 feet to a point; thence proceed South 45 degrees 18’ 19” West a distance of 479.29 feet to a point; thence proceed South 45 degrees 58’ 30” West a distance of 607.22 feet to the Point of Beginning.
Tract 1-C
A certain tract or parcel of ground, together with all the buildings and improvements thereon, situated in Iberville Parish, Louisiana, being a portion of Lots 12 & 13 of St. Louis Plantation, located in Sections 43 & 44, Township 9 South, Range 12 East, Southeastern Land District of Louisiana, West of the Mississippi River which is designated as Tract I-C according to a “Map Showing As-Built Survey of Tract I-B, I-C, and Portion of the Southern 40’ of an 80’ Access Servitude” made by Rodi & Songy, Inc., Consulting Engineers and Land Surveyors, dated October 7, 1992, a copy of which is on file and of record in the office of the Clerk of Court of Iberville Parish, Louisiana, which is described more particularly according to said map, as follows:
Exhibit A

Commencing at a point being the southerly corner of Lot 13 of St. Louis Plantation as shown on survey by Earl Porter dated March 20, 1947; thence proceed South 45 degrees 58’ 30” West a distance of 139.69 feet to a point; thence proceed North 23 degrees 31’ 25” West a distance of 34.91 feet to a point; thence proceed 563.41 feet along the arc of a curve to the left having a central angle of 16 degrees 33’ 20” and a radius of 1949.86 feet to a point, said point also being the Point of Beginning.
Thence proceed North 35 degrees 24’ 56” West a distance of 99.26 feet to a point; thence proceed North 41 degrees 01’ 14” West a distance of 138.41 feet to a point; thence proceed North 47 degrees 00’ 07” East a distance of 687.73 feet to a point; thence proceed North 45 degrees 55’ 23” East a distance of 54.68 feet to a point; thence proceed South 44 degrees 41’ 12” East a distance of 182.01 feet to a point; thence proceed South 45 degrees 55’ 23” West a distance of 11.78 feet to a point; thence proceed 122.68 feet along the arc of a curve to the left having a central angle of 20 degrees 40’ 28” and a radius 340.00 feet to a point; thence proceed South 25 degrees 14’ 55” West a distance of 32.18 feet to a point; thence proceed 93.82 feet along the arc of a curve to the right having a central angle of 20 degrees 40’ 28” and a radius of 260.00 feet to a point; thence proceed South 45 degrees 55’ 23” West a distance of 382.31 feet to a point; thence proceed 66.06 feet along the arc of a curve to the right having a central angle of 3 degrees 56’ 33” and a radius of 960.00 feet to a point; thence proceed South 49 degrees 51’ 56” West a distance of 64.77 feet to a point; thence proceed 1.88 feet along the arc of a curve to the left having a radius of 1949.86 feet (Chord North 41 degrees 20’ 15” West 1.88 feet) to the Point of Beginning.
Tract I-D-2
A certain tract or parcel of ground, together with all the buildings and improvements thereon, situated in Iberville Parish, Louisiana, known as Tract l-D-2 as shown on the Map Showing Resubdivision of Tract I-D-l into Tracts I-D-l and I-D-2 prepared by Michael B. Songy, PLS, dated October 13, 1993 and recorded on December 27, 1993 in Conveyance Book 465, Entry 63, Iberville Parish, Louisiana, which is described more particularly according to said map, as follows:
Commence at an iron rod marking the southeasterly corner of Tract I-D-l situated on the northwesterly right of way line of a 80 foot servitude of passage for the point of beginning; proceed North 44° 41’ 12” West a distance of 182.01 feet to an iron pipe and corner; thence South 45° 55’ 23” West a distance of 333.73 feet to an iron pipe and corner; thence South 44° 41’ 12” East a distance of 32 feet to an iron pipe and corner; thence North 45° 55’ 23” East a distance of 263.73 feet to an iron pipe and corner; thence South 44° 41’ 12” East a distance of 70 feet to an iron pipe and corner; thence North 45° 55’ 23” East a distance of 50.00 feet to an iron pipe and corner; thence South 44° 41’ 12” East a distance of 80.01 feet to an iron pipe on the northwesterly right of way of said servitude of passage and corner; thence North 45° 55’ 23” East along said right of way line a distance of 20.00 feet to an iron rod and the point of beginning.
Portion of the Southern 40’ of an 80’ Access Servitude
Exhibit A

A certain tract or parcel of ground, together with all the buildings and improvements thereon, situated in Iberville Parish, Louisiana, being a portion of Lots 12 & 13 of St. Louis Plantation, located in Sections 43 & 44, Township 9 South, Range 12 East, Southeastern Land District of Louisiana, West of the Mississippi River which is designated as a Portion of the Southern 40’ of an 80’ Access Servitude according to a “Map Showing As-Built Survey of Tract I-B, I-C, and Portion of the Southern 40’ of an 80’ Access Servitude” made by Rodi & Songy, Inc., Consulting Engineers and Land Surveyors, dated October 7, 1992, a copy of which is on file and of record in the office of the Clerk of Court of Iberville Parish, Louisiana, which is described more particularly according to said map, as follows:
Commencing at a point being the southerly corner of Lot 13 of St. Louis Plantation as shown on survey by Earl Porter dated March 20, 1947; thence proceed South 45 degrees 58’ 30” West a distance of 139.69 feet to a point; thence proceed North 23 degrees 31’ 25” West a distance of 34.91 feet to a point; thence proceed 481.52 feet along the arc of a curve to the left having a radius of 1949.86 feet (Chord North 31 degrees 53’ 04” East 480.30 feet) to a point, said point also being the Point of Beginning.
Thence proceed 40.00 feet along the arc of a curve to the left having a radius of 1949.86 feet to a point; thence proceed North 49 degrees 51’ 56” East a distance of 64.77 feet to a point; thence proceed 68.81 feet along the arc of a curve to the left having a central angle of 3 degrees 56’ 33” and a radius of 1000.00 feet to a point; thence proceed North 45 degrees 55’ 23” East a distance of 382.31 feet to a point; thence proceed 108.25 feet along the arc of a curve to the left having a central angle of 20 degrees 40’ 28” and a radius of 300.00 feet to a point; thence proceed North 25 degrees 14’ 55” East a distance of 32.18 feet to a point; thence proceed 108.25 feet along the arc of a curve to the right having a central angle of 20 degrees 40’ 28” and a radius of 300.00 feet to a point; thence proceed North 45 degrees 55’ 23” East a distance of 345.99 feet to a point; thence proceed South 44 degrees 41’ 12” East a distance of 40.00 feet to a point; thence proceed South 45 degrees 55’ 23” West a distance of 346.46 feet to a point; thence proceed 93.82 feet along the arc of a curve to the left having a central angle of 20 degrees 40’ 28” and a radius of 260.00 feet to a point; thence proceed South 25 degrees 14’ 55” West a distance of 32.18 feet to a point; thence proceed 122.68 feet along the arc of a curve to the right having a central angle of 20 degrees 40’ 28” and a radius of 340.00 feet to a point; thence proceed South 45 degrees 55’ 23” West a distance of 382.31 feet to a point; thence proceed 71.56 feet along the arc of a curve to the right having a central angle of 3 degrees 56’ 33” and a radius of 1040.00 feet to a point; thence proceed South 49 degrees 51’ 56” West a distance of 64.77 feet to the Point of Beginning, less and except that portion of the 40 foot strip adjacent to Tract I-A.
Servitudes for the right to pass on, under, over and through that tract of land forty feet in width of the Cardinal-Granada Family described in the act referenced below, together with the right to lay, maintain, inspect, operate, repair, alter, remove and replace pipes, sewer lines, utility poles and fixtures and all appurtenances and necessary lines, fixtures, fittings, meter and other improvements and equipment as may be necessary or convenient for access and for the provision of utilities and other services established by virtue of Act Establishing Servitudes dated February 28, 1983 between Rhodes J. Spedale General Hospital, Inc. and Anthony Cardinal, et als, which act was recorded in Book 341, Entry No. 260 of the conveyance records of Iberville Parish, Louisiana.
Exhibit A

A 7.5 foot wide by 74.40 feet in length drainage and utility servitude located on Tract I-A, and a 20 foot wide by 185 foot long drainage and utility servitude both described by and established in the Act of Sale dated March 3, 1983 from Rhodes J. Spedale General Hospital, Inc. to RWB Medical Properties Limited Partnership II recorded in Book 341, Entry No. 290 as amended by Notarial Act of Correction recorded in Book 426, Entry No. 20.
Excepting Therefrom the Following:
ONE CERTAIN LOT OR PARCEL OF GROUND, together with all buildings and improvements located thereon, situated in the Parish of Iberville, State of Louisiana, and being more particularly described as Tract 1-C-A of Belleview Farms, located in Section 44, Township 9 South, Range 12 East, Iberville Parish, Louisiana, according to a map or plat entitled “Map Showing Resubdivision of Tract 1-C into Tracts 1-C-A & 1-C-B of Belleview Farms, located in Section 44, T-9-S, R-12-E, Iberville Parish, Louisiana for Dugas-Sturlese-Zuschlag Partnership”, made by Evans-Graves Engineers, Inc., Engineering Consultants, dated March 29, 1994, which is described more particularly according to said map as follows:
Commencing at a point which is the most southwesterly corner of Tract 1-C, according to a map entitled “Map Showing As-Built Survey of Tract I-B, 1-C and Portion of the Southern 40’ of an 80’ Access Servitude”, made by Rodi & Songy, Inc., Consulting Engineers and Land Surveyors, dated October 2, 1992, a copy of which is on file and of record in the Office of the Clerk of Court of Iberville Parish, Louisiana, which is the intersection of the rights-of-way of La. Hwy. 992-3 and River West Drive, proceed North 35° 24’ 56” West a distance of 99.26’ to a point and corner; thence proceed North 41° 01’ 14” West a distance of 18.41’ to a point and corner, all the foregoing being along the easternmost right-of-way of La. Hwy. 992-3; thence proceed North 45° 55’ 23” East a distance of 105’ to a point and corner; thence proceed South 44° 04’ 37” East a distance of 125.07’ to a point and corner; thence proceed along the northerly boundary of the right-of-way of River West Drive South 48° 10’ 51” West a distance of 56.48’ to a point and corner; thence, continuing along the northerly boundary of such right-of-way, proceed South 49° 51’ 56” West a distance of 64.77’ to the point of beginning.
and
A certain tract or parcel of land designated as Tract l-C-B-2, containing .96 acres, being a portion of Belleview Farms property lying in Section 44, Township 9 South, Range 12 East, Iberville Parish, Louisiana according to a map or plat entitled “Map Showing Subdivision of Tract 1-C-B Containing 3.30 Acres into Tracts 1-C-B-l & l-C-B-2 Belleview Farms,” made by John Dunlap Land Surveying, Inc., dated 11/18/04, a copy of which is recorded in COB 566, Entry 75 of the official records of Iberville Parish, Louisiana (“Dunlap Survey”), which is more particularly described as follows:
Point of Commencement and Point of Beginning being the northeast intersection of Plaza Drive and River West Drive;
thence proceed North 40° 1’ 13” West, a distance of 232.78 feet to a point and corner;
Exhibit A

thence proceed North 47° 00’ 07” East, a distance of 145.67 feet to a point and corner;
thence proceed North 45° 55’ 23” East, a distance of 54.68 feet to a point and corner;
thence proceed South 44° 41’ 12” East, a distance of 182.01 feet to a point and corner;
thence proceed South 45° 55’ 23” West, a distance of 11.78 feet to a point and corner;
thence proceed in a curve to the left with a radius of 340.00 feet, a chord bearing of South 35° 35’ 09” West, a chord distance of 122.02 feet and an arc length of 122.68 feet to a point and corner;
thence proceed South 25° 14’ 55” West, a distance of 32.18 feet to a point and corner;
thence proceed in a curve to the right with a radius of 260.00 feet, a chord bearing of South 31° 37’14” West, a chord distance of 57.71 feet and an arc length of 57.83 feet to the Point of Beginning.
Exhibit A

EXHIBIT B
EXHIBIT A-3
DESCRIPTION OF GROUND LEASES
1.	That certain Rehab Sublease, dated as of June 18, 1989, by and between West Virginia University Hospitals, Inc. (as successor-in-interest by merger to Facilities Management Corporation), a West Virginia corporation, as Landlord, and West Virginia Rehabilitation Hospital, Inc., a West Virginia corporation (“Hospital”), as Tenant, as (i) amended by that certain First Amendment to Rehab Sublease, dated as of February 13, 1990, and (ii) assigned by that certain Assignment and Assumption of Sublease and Affiliation Agreement, dated as of February 14, 1990, by Hospital to HCP, Inc. (successor-in-interest to AHP of West Virginia, Inc.), a Maryland corporation. That certain Affiliation Agreement, dated as of June 19, 1989, by and among West Virginia Board of Regents for West Virginia University and West Virginia Rehabilitation Hospital, Inc. (“Hospital”), as assigned by that certain Assignment and Assumption of Sublease and Affiliation Agreement, dated as of February 14, 1990, by Hospital to HCP, Inc. (successor-in-interest to AHP of West Virginia, Inc.), a Maryland corporation.
2.	That certain Lease dated as of February 15, 1994 and recorded in Volume 1067 at Page 174 of the Newington Land Records by and between Frederick H. Callahan, Jr., as Lessor, and Newington Club Properties, Inc., as Lessee, as amended by that certain Notice of Lease Exhibits dated as of May 19, 1998 and recorded in Volume 1203 at Page 88 of the said Land Records, as assigned to, and assumed by, Newington Holdings, LLC by virtue of that certain Assignment and Assumption of Parking Lot Lease dated as of May 20, 1998 and recorded in Volume 1204 at Page 221 of the said Land Records, and as assigned, and assumed by, HCP, Inc. (f/k/a Health Care Property Investors, Inc.) by virtue of that certain Ground Lease Assignment dated as of December 3, 2002 and recorded on December 11, 2002 in the said Land Records.
Exhibit B

EXHIBIT C
SCHEDULE l.l(d)
LIST OF LEASES
1.	That certain Lease and Security Agreement dated as of August 31, 2007 by and between HCP, Inc. (f/k/a Health Care Property Investors, Inc.), a Maryland corporation, as Lessor, and River West, L.P., a Delaware limited partnership, as Lessee, covering certain leased property located in Plaquemine, Louisiana.

2.	That certain Amended and Restated Master Lease dated as of May 3, 2005 among Texas HCP Holding, L.P., a Delaware limited partnership, and HCPI Trust, a Maryland real estate trust, collectively as Landlord, and Cleveland Regional Medical Center, L.P., a Delaware limited partnership, and Chesterfield/Marlboro, L.P., a Delaware limited partnership, collectively as Tenant, as amended by that certain First Amendment to Amended and Restated Master Lease dated as of August 12, 2005, covering certain leased properties located in Bennettsville, South Carolina, Cheraw, South Carolina and Cleveland, Texas.

3.	That certain Lease dated as of February 12, 1997 by and between Texas HCP Holding, L.P., a Delaware limited partnership, as Lessor, and CHG Cornerstone Hospital of Houston, L.P., a Texas limited partnership, as successor-in-interest by assignment from Cornerstone Health Management Company, in turn the successor-in-interest to Summit Hospital of Southeast Texas, Inc., as Lessee, as amended by (i) that certain Consent of Lessor and Amendment to Lease dated as of July 13, 1998, (ii) that certain Agreement and Consent of Lessors to Change of Control dated as of December 8, 2004, (iii) that certain Agreement and Consent of Lessor to Assignment of Lease dated as of July 11, 2005, and (iv) that certain Assignment and Assumption of Lease dated July _____ , 2005, covering certain leased property located in Webster, Texas.

4.	That certain Lease dated as of February 12, 1997 by and between HCP, Inc. (f/k/a Health Care Property Investors, Inc.), a Maryland corporation, as Lessor, and Cornerstone Hospital of Southeast Arizona, LLC, a Delaware limited liability company, as successor-in-interest by assignment from Summit Hospital of Southeast Arizona, Inc., as Lessee, as amended by (i) that certain Consent of Lessor, Amendment to Lease and Termination of Warrant Agreement dated as of July 13, 1998, (ii) that certain Agreement and Consent of Lessors to Change of Control dated as of December 8, 2004, (iii) that certain Agreement and Consent of Lessor to Assignment of Lease dated as of July 11, 2005, and (iv) that certain Assignment and Assumption of Lease dated as of July 14, 2005, covering certain leased property located in Tucson, Arizona.

5.	That certain Restated and Amended Lease Agreement dated as of February 1, 1998 by and between FAEC Holdings (BC), LLC, a Delaware limited liability company, as successor-in-interest to Southwest Medical Center, Inc., as Lessor, and Cornerstone Hospital of Bossier City, LLC, a Delaware limited liability company, as successor-in-
Exhibit C

interest by assignment from Summit Institute for Pulmonary Medicine and Rehabilitation, Inc., as Lessee, as amended by (i) that certain First Amendment to Restated and Amended Lease Agreement dated as of June 16, 1998, (ii) that certain First [Second] Amendment to Restated and Amended Lease Agreement dated as of July 13, 1998, (iii) that certain Settlement Agreement dated as of December 10, 2004, (iv) that certain Assignment and Assumption of Lease dated as of July 15, 2005, and (v) that certain Third Amendment to Restated and Amended Lease Agreement dated as of September 12, 2006, covering certain leased property located in Bossier City, Louisiana.

6.	That certain Operating Lease & Security Agreement dated as of February 14, 1990 by and between HCP, Inc. (f/k/a Health Care Property Investors, Inc.), a Maryland corporation, as successor-in-interest to AHP of West Virginia, Inc., as Landlord, and West Virginia Rehabilitation Hospital, Inc., a West Virginia corporation, as Tenant, as amended by (i) that certain First Amendment to Operating Lease & Security Agreement dated as of October 4, 1994, (ii) that certain Second Amendment to Operating Lease & Security Agreement dated as of October 24, 1996, (iii) that certain Third Amendment to Operating Lease & Security Agreement dated as of June ____ , 2001, and (iv) that certain Fourth Amendment to Operating Lease & Security Agreement dated as of December 12, 2006, covering certain leased property located in Morgantown, West Virginia.

7.	That certain Amended and Restated Lease Agreement (Petersburg) dated as of April 28, 2005 by and between HCP DAS Petersburg VA, LP (f/k/a CNL Retirement DAS Petersburg VA, LP), a Delaware limited partnership, as successor-in-interest to The DASCO Companies, LLC, as Landlord, and Rehabilitation Hospital of Petersburg Virginia, Inc., a Delaware corporation, as Tenant, as evidenced by that certain Memorandum of Lease dated as of April 28, 2005 and recorded May 4, 2005 as Instrument #050002036 in the Clerk’s Office of Petersburg, as amended by that certain First Amendment to Amended and Restated Lease Agreement (Petersburg) dated as of [ ], 2008, covering certain leased property located in Petersburg, Virginia.

8.	That certain Lease and Security Agreement dated as of March 28, 1990 by and between Fayetteville Health Associates Limited Partnership, a Delaware limited partnership (“Fayetteville”), as Landlord, and Northwest Arkansas Rehabilitation Associates, an Arkansas general partnership, as amended by (i) that certain Collateral Assignment of Leases and Rents dated as of March 28, 1990 by Fayetteville to American Health Properties, Inc., a Delaware corporation, (ii) that certain First Amendment to Lease dated as of June 28, 1991, (iii) that certain Second Amendment to Lease dated as of December 15, 1991, (iv) that certain Third Amendment to Lease and Security Agreement dated as of December 31, 1994, and (v) that certain Fourth Amendment to Lease dated as of June 22, 2001, covering certain leased property located in Fayetteville, Arkansas.

9.	That certain Lease and Security Agreement dated as of December 18, 1990 by and between Wichita Health Associates Limited Partnership, a Delaware limited partnership, and HCA Wesley Rehabilitation Hospital Limited Partnership, a Delaware corporation, as Tenant, as amended by (i) that certain First Amendment to Lease dated as of
Exhibit C

December 15, 1991, (ii) that certain Second Amendment to Lease dated March 16, 1992, (iii) that certain Third Amendment to Lease and Security Agreement dated as of December 31, 1994, (iv) that certain Fourth Amendment to Lease and Security Agreement dated as of November ____, 2001, (v) that certain Notice to Exercise Option to Extend Lease dated March 2, 2006, and (vi) that certain Letter Confirming Extension of Lease dated March 9, 2006, covering certain leased property located in Wichita, Kansas.

10.	That certain Operating Lease dated as of December 13, 1996 by and between HCP, Inc. (f/k/a Health Care Property Investors, Inc.), a Maryland corporation, as Lessor, and Healthsouth of Ft. Lauderdale Limited Partnership, an Alabama limited partnership, covering certain leased property located in Ft. Lauderdale, Florida.

11.	That certain Master Lease Agreement dated as of May 20, 1998 by and between HCP, Inc. (f/k/a Health Care Property Investors, Inc.), a Maryland corporation, as successor-in-interest by assignment from Newington Holdings, LLC, as Landlord, and Bristol Club Properties, Inc., a Connecticut corporation, Enfield Club Properties, Inc.[1], a Connecticut corporation, Newington Club Properties, Inc., a Connecticut corporation, East Providence Club Properties, Inc., a Rhode Island corporation, Warwick Club Properties, Inc., a Rhode Island corporation, and West Springfield Club Properties, Inc., a Massachusetts corporation, collectively as Tenant, as amended by (i) that certain Assignment of Master Lease Agreement dated as of November 26, 2002, (ii) that certain First Amendment to Master Lease Agreement dated as of December 9, 2002, (iii) that certain Second Amendment to Master Lease Agreement dated as of March 7, 2003, and (iv) that certain Third Amendment to Master Lease Agreement dated as of November 1, 2004, covering certain leased properties located in Bristol, Connecticut, Enfield, Connecticut, Newington, Connecticut, West Springfield, Massachusetts, East Providence, Rhode Island, and Warwick, Rhode Island.

12.	That certain Amended and Restated Pioneer Hospital Lease dated as of June 28, 2002 by and between HCP, Inc. (f/k/a Health Care Property Investors, Inc.), a Maryland corporation, as Landlord, and Pioneer Valley Hospital, Inc., a Delaware corporation, as Tenant, as amended by (i) that certain 2002 Project Work Letter dated as of June 28, 2002, (ii) that certain Notice of Exercise Extension Option dated as of July 25, 2003, (iii) that certain First Amendment to Amended and Restated Pioneer Hospital Lease dated as of November 1, 2006, and (iv) by that certain Work Letter dated as of November 1, 2006, covering certain leased property located in West Valley City, Utah.

13.	That certain Lease dated as of September 6, 2001 by and between HCPI/Idaho Falls, LLC, a Delaware limited liability company, as Lessor, and Mountain View Hospital, LLC, an Idaho limited liability company, as Lessee, as amended by (i) that certain First Amendment to Lease dated as of November 12, 2002, (ii) that certain Financial Covenant Waiver dated as of September 29, 2005, (iii) that certain Financial Covenant Waiver

[1]	Enfield Club Properties, Inc. added pursuant to that certain Second Amendment to Master Lease Agreement dated as of March 7, 2003 described in Paragraph 11(ii).
Exhibit C

dated as of February 17, 2006, and (iv) that certain Second Amendment to Lease dated as of August 7, 2006, covering certain leased property located in Idaho Falls, Idaho.
14.	That certain Lease Agreement dated as of February 18, 1987 by and between HCP, Inc. (f/k/a Health Care Property Investors, Inc.), as successor-in-interest to AMIREIT Lucy Lee, Inc., as Landlord, and Poplar Bluff Regional Medical Center, Inc., a Missouri corporation, as successor-in-interest to Three Rivers Healthcare, Inc., a Missouri corporation, in turn the successor-in-interest by merger to Lucy Lee Hospital, Inc., a Missouri corporation, as Tenant, as amended by (i) that certain First Amendment to Lease Agreement dated as of June 15, 1989, (ii) that certain Second Amendment to Lease Agreement dated as of November 1, 1990, (iii) that certain Third Amendment to Lease Agreement dated as of April 22, 1991, (iv) that certain Fourth Amendment to Lease Agreement dated as of January 1, 1993, (v) that certain Fifth Amendment to Lease Agreement dated as of July 1, 1993, (vi) that certain Sixth Amendment to Lease Agreement dated as of December 1, 1994, (vii) that certain Seventh Amendment to Lease Agreement dated as of May 1, 1998, (viii) that certain Eighth Amendment to Lease Agreement dated as of June 1, 1998, (ix) that certain Ninth Amendment to Lease of Lucy Lee Hospital dated as of December 8, 1999, (x) that certain Notice of Extension of Lease for Three Rivers Healthcare North Campus (f/k/a Lucy Lee Hospital) dated as of August 20, 2003, (xi) that certain Tenth Amendment to Lease of Three Rivers Healthcare North Campus (f/k/a Lucy Lee Hospital) dated as of November 1, 2003, and (xii) that certain Eleventh Amendment to Lease of Poplar Bluff Regional Medical Center North Campus (f/k/a Three Rivers Healthcare and Lucy Lee Hospital) dated as of June 30, 2006, covering certain leased property located in Poplar Bluff, Missouri.
Exhibit C